UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2018

Table of Contents

Message from the Advisor	1
Boston Common ESG Impact International Fund
Investment Outlook	4
Management’s Discussion of Fund Performance	6
Country Allocation	8
Performance Chart	9
Schedule of Investments	10
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	12
Management’s Discussion of Fund Performance	14
Sector Allocation	16
Performance Chart	17
Schedule of Investments	18
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Expense Examples	37
Trustees and Executive Officers	39
Approval of Investment Advisory Agreement	44
Federal Tax Information	48
Additional Information	50
Privacy Notice	Inside Back Cover

BOSTON COMMON ESG IMPACT FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share our 2018 annual report with you. Enclosed, we address economic and market developments, summarize our strategies in the U.S. and international portfolios, and feature companies that we view as leaders among peers in environmental, social, or governance (“ESG”) factors.

Since our founding, Boston Common has worked to advance our clients’ objectives through ESG investment and shareowner engagement to create Impact in public equities alongside financial returns. We recently published our engagement results report, Achieving Impact in Global Equities, which highlights milestones and progress made during 2017. In this report, we have mapped our Impact to align with the UN Sustainable Development Goals. We believe we create Impact by using our distinct access as shareowners to influence corporate behavior on ESG issues through direct communications, shareholder proposals, and proxy voting. We expect our work will improve the target company’s fundamentals and will, in due course, be reflected in the value of its shares.

In recent quarters, the U.S. markets have reached new heights, supported by investor expectations that base-line domestic economic growth would rise, fueled by fiscal stimulus, deregulation, consumption, and global corporate profit growth. Outside the U.S., the story has been different. Political considerations exacerbated market volatility, as investors worried about trade war escalations, Italian, Turkish, and Brazilian politics, a slowdown in China’s growth, and contagion in emerging markets – all in the face of rising oil prices and strong U.S. dollar.

On balance, we still maintain a constructive outlook towards equities. We believe economic growth will moderate in the U.S. but continue at a more sustainable 2% level, while the global economy is forecast to grow around 4% over the next year. Emerging Markets are set to expand at nearly twice the pace of developed economies. Europe’s labor market recovery is gaining momentum, while Japan benefits from political stability.

We are continually assessing our portfolio holdings and any unpredictability arising from the market’s concerns affords us a chance to make portfolio changes by adding to high-quality companies operating sustainably in growing end markets.

Thank you for your partnership and continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Achieving Impact
We are excited to present our recently published Engagement results report, Achieving Impact in Global Equities, highlighting our Impact in the 2017 calendar year. This year, we shine a spotlight on our alignment with the UN Sustainable Development Goals, which serve as a blueprint for a more sustainable and inclusive future.

This second annual Impact Report, details the outcomes of our global engagement efforts in 2017—highlighting 60 measurable impacts and improvements in corporate policies, processes, or products. We are delighted to share with you these outcomes of our Active Ownership work—the results of our multi-year approach, demonstrating meaningful Impact in the public equities space. These results can be found at http://news.bostoncommonasset.com/achieving-impact/.

Eco-Efficiency Initiative Progress
Since 2015, Boston Common has led an investor initiative on Eco-Efficiency to identify barriers to adoption and encourage corporate best practices in our portfolio companies. In the first few years. our primary focus was geared towards how companies were managing energy and water resources across their value chain.  In 2018, we broadened our engagement to include waste.

Over the past year, several portfolio companies with very different challenges on Eco-Efficiency have made progress as the result of our ongoing engagement or their own efforts.  Some examples include Air Liquide which committed to updating its energy efficiency targets after already adopting new GHG reduction goals. The company also plans to analyze its water use and footprint for its global operations, following our 2016 engagement. Origin Energy has turned away from buying coal-fired power plants. Lowe’s committed publicly to exploring renewable energy investments for its U.S. stores, following an agreement with Boston Common, New York State Comptroller’s Office, and a private investor.  3M and Schneider Electric each doubled their energy productivity for facilities using the U.S. Department of Energy’s “50001 Ready” energy management program vs. their “business-as-usual” facilities. The program helps companies improve their operations, save money, and increase energy productivity.

Promoting Sustainable Practice in Finance
The Financials sector is a major allocation within each of Boston Common’s mutual funds. As such, we continue to prioritize broad engagement with the banking sector from financing gun and ammunition manufacturers in the aftermath of so many tragedies, encouraging re-allocation to fund climate positive solutions and technologies, and enhanced due diligence on human rights.

BOSTON COMMON ESG IMPACT FUNDS

Gun Violence:  Boston Common joined a coalition of 44 investors to engage 20 banks that recently provided direct financing to firearms manufacturers or are involved in credit merchant processing. We are urging banks to prohibit lending or the use of credit cards/payment systems to gun manufacturers that sell, produce, or design specific weapons or ammunition—as well as those that do not support federal universal background checks and/or endorse the Sandy Hook Principles. Boston Common is leading the outreach with PNC Financial and JPMorgan Chase and participated in dialogues with Morgan Stanley, Visa, and Barclays.

Climate Change:  In our Banking on a Low-Carbon Future initiative, we engaged JPMorgan Chase, Morgan Stanley, and PNC Financial this quarter. PNC Financial provided further insights into its integrated governance approach to environmental and social risk due diligence across its lending activities. PNC expanded analysis of key emerging threats and opportunities to include adoption of electric vehicles, emergence of alternative energy, and stranded assets. Standard Chartered published a revised Position Statement on Power Generation, as part of a wider announcement on climate change and acknowledged Boston Common’s input and review, which helped inform the company’s position.

Human Rights Due Diligence:  This summer, we initiated another layer of dialogue with global banks, intentionally integrating human rights due diligence into our meetings with Barclays, ING, Morgan Stanley, PNC Financial, and Standard Chartered. We are urging banks to: address Indigenous peoples’ rights with fossil fuel projects in the U.S., apply the Equator Principles beyond developing countries, and respect human rights by adhering to the UN Guiding Principles (UNGP). We aim to ensure the integration of human rights into corporate lending and project finance oversight. ING, for example, has one of the most advanced human rights policies supported by formal oversight with a Steering Committee across business lines. Its public, transparent human rights policy is aligned with the UNGP.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

The global economy is forecast to grow around 4% over the next year. Emerging Markets are set to expand at nearly twice the pace of developed economies, as growth estimates have decelerated slightly of late. Europe’s labor market recovery is gaining momentum, while Japan benefits from political stability and improving microeconomic performance, in addition to improving corporate governance. Asia Pacific and Emerging Markets face near-term challenges from higher U.S. short-term interest rates, a stronger dollar, and tariff-driven supply chain disruptions but nevertheless offer appealing long-term growth opportunities.

In the Eurozone, inflation has recovered from depressed levels and is expected to be 2% over the next year. While higher energy costs have helped boost prices, labor market data suggest sustainable pricing power could be on the horizon. Politics have sporadically undermined investor sentiment for Europe. Most recently, Italy’s populist coalition introduced unwelcome instability, but their call for fiscal stimulus could be appropriate for a persistently stagnant economy.

We remain overweight Europe reflecting our relative optimism. Throughout, we find companies that are global leaders in environmental solutions like energy efficient products, clean technologies, and green chemicals. Over the past year, we purchased Orsted, a Danish wind farm developer focused on offshore opportunities where technological improvements have made project economics competitive with conventional power plants.  We bought Vonovia, the largest residential real estate company in Germany, focused on providing accessible, affordable, and inclusive housing. With a structural shortage of housing supply and stable demand, the company has delivered consistent earnings growth and has an attractive dividend yield. We purchased Covestro, a German chemical company whose advanced materials are used in clean technology applications such as wind and solar energy in addition to energy-efficient autos and buildings. As the economic recovery takes hold, the European Central Bank has outlined a measured approach to monetary policy normalization and we added to European bank holdings ING and Standard Chartered, which should benefit from higher interest rates and are trading at depressed valuations. We remain underweight the UK, given our continued concerns around Brexit disruptions.

Japan’s recent experience suggests full employment may not automatically lead to excessive inflation as Japanese core inflation remains stuck below 1% despite 2.4% unemployment. Demographic headwinds will likely hold back economic growth, but we are encouraged by corporate profit growth, rising female labor force participation, and increased transparency and independence of board directors. Strong global brands, exemplary environmental stewardship, and attractive valuations have contributed to our increasing exposure to the Japanese market this year.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

We purchased electronic component producer TDK Corp. The company’s capacitors, inductors, and sensors should benefit from secular trends including automobile electrification, industrial automation, and the proliferation of internet-connected devices. TDK’s products have environmental applications, including magnets for wind power, solar cells for consumer electronics, and lithium polymer batteries. Japanese drugstore company Sundrug is another new holding. The country’s aging population is likely to help drugstores continue taking market share from other retail formats, and Sundrug is a high-quality operator with a strong balance sheet, industry leading efficiency, profitability, and good labor practices. We also purchased Nintendo, a family-friendly gaming company that is increasingly monetizing its valuable game brands across new platforms, including smartphones. Efforts to make social video games and encourage players to go outside should help the company build more sustainable demand.

In Asia Pacific & Emerging Markets, the U.S. trade war poses a key risk as the disruption to the flow of goods and cross-border supply chains is particularly challenging for many trade-oriented economies. The U.S. has agreed to new deals with Mexico, Canada, and Korea that mostly retain the status quo, though negotiations with China have floundered. While the Chinese economy has been slowing due to a variety of factors and we remain concerned about the US-China clash, we believe that China does have the financial resources and tools to stimulate its economy amidst the disruption.

India has supplanted China as the fastest growing large economy and appears relatively insulated from trade tensions, since exports are a relatively small portion of the country’s GDP. India appears to have ample growth prospects given favorable demographics, improving business efficiency, and world-class technological knowledge. Rampant inequality is an impediment, but progress could broaden with more inclusive social policies like the recently launched universal health coverage initiative. Domestic consumer-related companies appear to have the most dynamic fundamentals, and our portfolios are overweight Asia Pacific & Emerging Markets with an emphasis in the technology, ecommerce, and financial industries.

In summary, international equities appear attractive with the MSCI EAFE Index trading at 13.6x forward consensus earnings, a nearly 10% discount to its 20-year average. We favor the industrial cyclical sectors, especially semiconductors, energy efficient industrial equipment, and green chemicals. In contrast, we are underweight the Energy and Consumer Discretionary sectors, wary of long-term disruption from electric vehicles and ecommerce. Our focus on high-quality financial and ESG leaders should balance our pro-cyclical positioning, but we are prepared to quickly implement changes should we perceive deteriorating investment conditions.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the Period Ending September 30, 2018

For the twelve months ending September 30, 2018, the Boston Common ESG Impact International Fund (the “International Fund”) increased 2.43%. The MSCI EAFE Index (the “Index”) increased 2.74% over the same time period.

The cyclical Industrials and Materials sectors were primary contributors to relative performance, as Japanese air-conditioning manufacturer Daikin, British steam specialist Spirax-Sarco, and plumbing distributor Ferguson delivered strong operational results. British natural ingredient supplier Croda reported strong top- and bottom-line results, and Belgian metal recycler, Umicore, was boosted by its electric vehicle cathode business. The Fund also benefitted from stock selection in the Consumer Staples sector. Japanese cosmetics and personal care companies Shiseido and Kao rose on strong earnings reports driven by restructuring of business lines to address consumer preference for affordable luxuries.  From a regional perspective, the above stocks were central to the International Fund’s relative outperformance in the UK and Japan. Asia-Pacific ex. Japan was strong thanks to other key performers, including Australian infrastructure financier Macquarie Group and Hong Kong insurer AIA Group.

The Consumer Discretionary sector was the largest detractor from relative performance, as Spanish hotel chain Melia and Japanese electronics manufacturer Panasonic declined with softening business momentum. The International Fund’s underweight to Energy, during a period when crude prices more than doubled, held back relative returns, even as Norwegian natural gas producer Equinor was a top performer.  Europe ex. UK was the largest regional detractor. Austrian 3D sensor manufacturer ams AG, Swiss private bank Julius Baer, and German semiconductor company Infineon were hurt by declining earnings estimates. Additional key detractors included Dutch bank ING and Swedish industrial Assa Abloy. Our exposure to emerging market companies was also a detractor.

Over the past months the International Fund sold several long-term holdings, including French outdoor advertiser JC Decaux and Japanese ecommerce company Rakuten. The former continues to struggle in its transition to digital media platforms, while the latter announced a questionable shift into telecom services.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default.  It is not possible to invest directly into an index.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2018 (Unaudited)

Country	% of Net Assets[1]
Japan	22.8%
United Kingdom	11.9%
Germany	10.2%
Netherlands	8.1%
Switzerland	7.4%
France	4.9%
Denmark	4.8%
Sweden	4.4%
Hong Kong	3.0%
Australia	2.8%
Spain	2.4%
Belgium	1.7%
Finland	1.7%
Indonesia	1.6%
China	1.6%
Norway	1.5%
Taiwan	1.4%
South Africa	1.2%
Chile	1.0%
Singapore	1.0%
Austria	0.7%

1   Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2018	Year	Year	Year	(12/29/10)	(9/30/18)
International Fund	2.43%	9.48%	3.73%	4.06%	$136,155
MSCI EAFE® Index	2.74%	9.23%	4.42%	5.28%	$148,989

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains dividends, and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND^

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares		Value
COMMON STOCKS – 94.7%

Consumer Discretionary – 6.8%
38,270	Bayerische Motoren
	Werke AG	$3,447,771
261,290	Melia Hotels
	International SA	2,920,335
14,060	Naspers Ltd. –
	Class N	3,027,806
262,500	Panasonic Corp.	3,042,697
28,400	Shimano, Inc.	4,579,465
		17,018,074
Consumer Staples – 8.7%
47,800	Kao Corp.	3,861,178
57,990	Reckitt Benckiser
	Group PLC	5,297,417
40,500	Shiseido Company Ltd.	3,136,642
90,000	Sundrug Company Ltd.	3,211,427
113,320	Unilever NV – NYRS	6,294,926
		21,801,590
Energy – 4.0%
130,460	Equinor ASA – ADR	3,678,972
529,053	Origin Energy Ltd.	3,153,506
160,294	Repsol SA	3,191,030
		10,023,508
Financials – 19.1%
531,050	AIA Group Ltd.	4,735,331
130,875	AXA SA	3,506,885
10,260	Barclays PLC	22,757
560	HSBC Holdings
	PLC – ADR	24,634
593,180	ING Groep NV	7,698,937
94,045	Julius Baer Gruppe AG	4,700,005
43,375	Macquarie Group Ltd.	3,945,762
5,900	Mitsubishi UFJ
	Financial Group, Inc.	36,655
425,600	ORIX Corp.	6,891,157
19,029,400	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	4,021,267
82,660	Sampo Oyj – Class A	4,277,570
548,480	Standard
	Chartered PLC	4,544,296
272,895	Svenska Handelsbanken
	AB – Class A	3,441,654
		47,846,910
Health Care – 12.9%
300	Astellas Pharma, Inc.	5,239
109,850	Hoya Corp.	6,524,101
82,375	Koninklijke Philips NV	3,754,772
67,591	Novartis AG – ADR	5,823,641
99,315	Novo Nordisk A/S –
	Class B	4,674,268
268,690	Roche Holding
	Ltd. – ADR	8,103,690
95,372	Smith & Nephew
	PLC – ADR	3,537,347
		32,423,058
Industrials – 14.3%
224,050	Assa Abloy AB	4,490,833
112,476	Atlas Copco
	AB – Class B	2,996,721
52,700	Daikin Industries	7,014,562
83,729	Ferguson PLC	7,102,090
210,200	Kubota Corp.	3,571,126
8,210	Kubota Corp. – ADR	696,454
66,210	Schneider Electric SE	5,316,459
48,210	Spirax-Sarco
	Engineering PLC	4,580,077
		35,768,322
Information Technology – 12.3%
24,065	Alibaba Group Holding
	Ltd. – ADR[1]	3,964,949
32,325	ams AG	1,819,404
13,658	ASML Holding
	NV – NYRS	2,567,977
143,660	Infineon
	Technologies AG	3,269,105
6,200	Keyence Corp.	3,601,499
7,800	Nintendo Co Ltd.	2,837,901
42,100	SAP SE – ADR	5,178,300
76,570	Taiwan Semiconductor
	Manufacturing
	Company Ltd. – ADR	3,381,331
39,600	TDK Corp.	4,314,784
		30,935,250
Materials – 8.7%
26,550	Air Liquide SA	3,486,603
40,015	Covestro AG	3,239,102
69,136	Croda
	International PLC	4,686,318

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND^

SCHEDULE OF INVESTMENTS at September 30, 2018 (Continued)

Shares		Value
COMMON STOCKS – 94.7% (Continued)

Materials – 8.7% (Continued)
65,215	Novozymes
	A/S – Class B	$3,576,945
56,290	Sociedad Quimica y
	Minera de Chile
	SA – ADR	2,573,579
76,775	Umicore SA	4,288,528
		21,851,075
Real Estate – 2.4%
1,394,000	Hang Lung
	Properties Ltd.	2,719,393
66,660	Vonovia SE	3,260,219
		5,979,612
Telecommunication Services – 4.0%
221,720	Deutsche Telekom AG	3,569,387
87,000	Nippon Telegraph
	& Telephone Corp.	3,926,340
1,015,400	Singapore
	Telecommunications
	Ltd.	2,406,188
		9,901,915
Utilities – 1.5%
1,494	National Grid PLC	15,431
55,270	Orsted A/S	3,755,759
1,074	Veolia
	Environnement SA	21,431
		3,792,621
TOTAL COMMON STOCKS
(Cost $191,394,147)		237,341,935

PREFERRED STOCKS – 1.4%

Consumer Staples – 1.4%
30,615	Henkel AG &
	Company KGaA	3,589,628
		3,589,628
TOTAL PREFERRED STOCKS
(Cost $2,371,340)		3,589,628

SHORT-TERM INVESTMENTS – 2.1%

Money Market Funds – 2.1%
5,321,662	First American
	Treasury Obligations
	Fund – Class X,
	1.992%[2]	5,321,662
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,321,662)		5,321,662

TOTAL INVESTMENTS – 98.2%
(Cost $199,087,149)		246,253,225
Other Assets in
Excess of Liabilities – 1.8%		4,440,857
NET ASSETS – 100.0%		$250,694,082

^	Prior to January 30, 2018, the Fund was named the Boston Common International Fund.

ADR  American Depositary Receipt
NYRS  New York Registry Shares
[1]	Non-income producing security.
[2]	Seven-day yield as of September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

Market strength over the past few months was supported by investor expectations that base line U.S. economic growth would rise and now, 3Q 2018 GDP is expected to approach 4%. However, some of the drivers of this economic strength (e.g. fiscal stimulus, deregulation, consumption, corporate profit growth) now appear to be less assured. Tariff threats and retaliations could create uncertainty, while wage increases and rising energy costs could challenge earnings.

On balance, we believe economic growth will moderate but continue at a more sustainable 2% level. For the consumer, whose spending accounts for two thirds of the U.S. economy, wages have finally begun to pick up, particularly at the bottom of the pyramid, as rates of unemployment have fallen to levels last seen in 1969. Tax changes have incentivized capital spending, and the cost of borrowing still remains very attractive. Rising wages, labor shortages, and skill mismatches exacerbated by low immigration will propel the trend towards automation and technological use across all sectors, including services. In the medium term, this could keep capital spending high, avoiding the capacity constraints that normally characterize the end of business cycles.

The Federal Reserve will likely continue to steadily reverse the extreme monetary stance of the post-Crisis era, giving the Fed a more sustainable set of policy options. However, this transition will inevitably cause stress in several sectors of the economy. The dollar’s rise has been a disinflationary force in the US, keeping energy and import costs lower than they might otherwise be. Yet, the long-term direction of the dollar should be lower, anchored by the U.S. trade and fiscal deficits; however, current monetary policy and economic growth could continue to support the currency.

Eco-Efficiency is an overarching theme within the Fund. We continue to invest in companies that think “circular”, with a focus on reducing costs via efficiency, waste elimination, and recycling. Savings on resources have the potential to boost sustainability and profitability. We look for companies like 3M, which recently doubled the energy productivity of some of its U.S. facilities, or companies that employ large data centers like Verizon, focusing on smart grids or renewable energy to reduce overall greenhouse gas emissions. Supporting companies in their quest for efficiency can provide business opportunities as well: infrastructure financier Hannon Armstrong facilitates energy efficiency projects, building materials provider Carlisle expands energy efficiency into roofing technology, and Snap-On enables auto technicians to help their clients reduce vehicle emissions and recover powerful GHG refrigerants.

Following on the theme of energy efficiency, we added Cummins Inc. as a Fund holding. Cummins, a manufacturer of the most efficient heavy- & medium-duty truck engines, has seen sales of these trucks rebound but not yet back to cycle highs. The increase in ecommerce supports ongoing growth in trucking activity,

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

and the trend towards tighter emission standards should require fleet upgrades. Cummins has exposure to China and benefits from its expanding consumer class.

The recent sell-off in Industrials due to concerns over tariffs created attractive entry points for new positions in HD Supply and Emerson. Emerson has undergone a rebirth from an old-line, broad-based, electrical equipment company to a process and automation solutions company. HD Supply is a pure play on infrastructure spending across commercial, residential, and manufacturing.

Over the course of the year, we reduced our underweight in Energy. We expect crude prices to remain at elevated levels, as supply appears constrained over the near term. We purchased Equinor, previously named Statoil, a dominant force in North Sea gas production. It is a leader among peers in well efficiency and should benefit as a new major field comes on line in the next few years.  Longer term, the company is diligently expanding its offshore exposure to wind as it looks towards 2030.

The semiconductor industry is undergoing a major transformation and over the last twelve months, we increased the Fund’s exposure.  Long regarded as deeply cyclical, the semi industry is now critical to almost every sector, which has helped to broaden and deepen demand while also moderating the industry’s cyclicality. We added new holding Analog Devices (ADI). As the name implies, ADI’s expertise is in analog applications, a necessary interface between the digital and human worlds. Well diversified by end-market and geography, ADI looks to be in a strong competitive position after a recent acquisition resulted in leading market share in most categories. We did exit semiconductor equipment manufacturer ASML Holdings, taking profits as we felt valuation had become a bit stretched.

Despite moderate economic risk, portfolio diversification and risk management seem prudent in the current environment of high political uncertainty. We remain underweight the Consumer Staples sector, which is struggling with anemic growth, but recently added to the Fund’s holding in Mondelez, a global confectionary company and one of the few companies in this sector that could experience accelerating top-line growth. We trimmed the Fund’s holding in Estee Lauder, which has benefitted from consumer preference for ‘affordable’ luxury. With ongoing uncertainties around trade tariffs, however, Chinese consumers’ fondness for American brands could be challenged.

Looking ahead, we do not expect either a recession or runaway inflation or interest rates in the coming year. Barring political risks, the economy should be moderately positive, impressive for a recovery in its tenth year! We do anticipate market volatility, however, as investors revise downward their expectations of economic growth and corporate earnings. We also expect that the recent narrowing in market leadership, with appreciation coming from a small group of large-cap, technology-driven names, is unlikely to continue.  We retain a bi-modal portfolio, balanced between cyclical exposure and defensive sectors, ready for pessimistic as well as optimistic outcomes in the current volatile market environment.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2017.

Over the twelve months ending September 30, 2018, the Boston Common ESG Impact U.S. Equity Fund (the “U.S Equity Fund”) experienced strong absolute returns, rising 11.50%. In relative terms, the U.S. Equity Fund lagged the S&P 500® Index (the “Index”), which increased 17.91%.

In the past year, three developments negatively impacted relative performance:

(1)
Very strong moves from several large-cap companies led to a narrowing of Index leadership. Consumer Discretionary was the largest detractor from the Fund’s performance. Not owning Amazon (+108%), now the largest constituent in the Index, had a significantly negative impact. We choose not to own Amazon due to concerns regarding ESG issues (labor practices in particular) and valuation. We prefer specialty retailers Home Depot and Advanced Auto Parts, both experienced strong absolute returns and were among the Fund’s top performing holdings in the last year.

(2)
Solid absolute returns in the Fund’s Technology and Healthcare holdings were not enough to match outsized gains in certain names not held in the Fund. In Technology, the Fund benefited from our long-term overweight to this sector and solid performance from  Apple, Microsoft, and Visa, the top three Fund performers for the year. However, this was not enough to keep up with certain growth names whose valuations fall outside our disciplined valuation approach. Similarly, strong returns in the Fund’s Healthcare Providers and Equipment Suppliers were not enough to offset muted returns from the Fund’s pharma holdings.

(3)
Specific stock setbacks, influenced in part by larger macro factors also impacted portfolio performance. Mohawk, whose leading recycling processes we commend, reported that near-term cost pressures and its own ambitious expansion plans could hold back earnings more than expected. As rising oil prices drove the Energy sector higher, Cimarex lagged due to infrastructure bottlenecks. Three companies with significant overseas revenues, Colgate, 3M, and Cummins, were expected to see cuts to earnings estimates, in part due to a stronger U.S. dollar. The Fund’s worst performing holding, Albemarle, sold off on concerns that pricing for Lithium, a key component in batteries for electric vehicles, will decline due to oversupply in the coming years. We remain confident in the longer-term demand outlook for lithium-ion batteries for transportation and power storage.

Consumer Staples was the largest positive contributor to relative returns, with performance driven primarily by stock selection but also enhanced by the portfolio’s underweight to the sector. Membership-only bulk retailer Costco continues to operate successfully and drive sales growth, while affordable luxury play Estee Lauder was buoyed by strong consumer sentiment and its global

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

footprint. Additional key performers include Houston-based oil & gas producer EOG Resources and Health care provider UnitedHealth Group.

Over the past months the Fund sold long-term holding, Check Point as it continued to lose market share to competitors.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default.  It is not possible to invest directly into an index.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2018 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	26.6%
Health Care	13.9%
Financials	13.1%
Consumer Discretionary	10.7%
Industrials	10.0%
Consumer Staples	5.9%
Energy	5.6%
Materials	5.2%
Telecommunication Services	2.5%
Real Estate	2.3%
Utilities	2.0%

[1]	Excludes short-term investments and assets in excess of liabilities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2018	Year	Year	Year	(4/30/12)	(9/30/18)
U.S. Equity Fund	11.50%	14.11%	11.01%	11.78%	$204,351
S&P 500® Index	17.91%	17.31%	13.95%	14.51%	$238,610

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains dividends, and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND^

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares		Value
COMMON STOCKS – 97.8%

Consumer Discretionary – 10.7%
2,550	Advance Auto
	Parts, Inc.	$429,241
310	Booking
	Holdings, Inc.[1]	615,040
1,820	Ford Motor Company	16,835
3,695	Home Depot, Inc.	765,419
80	Lowe’s Companies, Inc.	9,186
2,820	Mohawk
	Industries, Inc.[1]	494,487
2,550	PVH Corp.	368,220
4,085	Royal Caribbean
	Cruises Ltd.	530,805
110	VF Corp.	10,280
5,495	Walt Disney Company	642,585
		3,882,098
Consumer Staples – 5.9%
4,910	Colgate-Palmolive
	Company	328,725
2,555	Costco Wholesale Corp.	600,118
100	CVS Health Corp.	7,872
2,675	The Estee Lauder
	Companies, Inc. –
	Class A	388,731
11,430	Mondelez
	International, Inc. –
	Class A	491,033
2,805	PepsiCo, Inc.	313,599
		2,130,078
Energy – 5.6%
130	Apache Corp.	6,197
6,355	Cimarex Energy
	Company	590,634
148	Enbridge, Inc.	4,779
6,890	EOG Resources, Inc.	878,957
19,035	Equinor ASA – ADR	536,787
		2,017,354
Financials – 13.1%
2,420	Aon PLC	372,148
12,770	Citizens Financial
	Group, Inc.	492,539
3,315	CME Group, Inc. –
	Class A	564,246
14,165	Fifth Third Bancorp	395,487
15,190	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	326,129
11,490	JP Morgan Chase
	& Company	1,296,532
9,240	Morgan Stanley	430,307
5,240	Northern Trust Corp.	535,161
2,290	PNC Financial Services
	Group, Inc.	311,875
		4,724,424
Health Care – 13.9%
4,525	Baxter International, Inc.	348,832
1,609	Biogen, Inc.[1]	568,476
6,890	Bristol-Myers Squibb
	Company	427,731
4,725	Danaher Corp.	513,418
155	Gilead Sciences, Inc.	11,968
5,610	Johnson & Johnson	775,134
10,850	Merck & Company, Inc.	769,699
8,170	Novo Nordisk
	A/S – ADR	385,134
855	Regeneron
	Pharmaceuticals, Inc.[1]	345,454
2,035	UnitedHealth Group, Inc.	541,391
1,710	Waters Corp.[1]	332,903
		5,020,140
Industrials – 10.0%
2,905	3M Company	612,112
3,445	Carlisle Companies, Inc.	419,601
3,900	Cummins, Inc.	569,673
4,810	Emerson Electric
	Company	368,350
8,015	HD Supply
	Holdings, Inc.[1]	342,962
4,600	Kansas City Southern	521,088
2,132	Snap-on, Inc.	391,435
6,380	Southwest Airlines
	Company	398,431
		3,623,652
Information Technology – 26.6%
9	Alphabet, Inc. –
	Class A1	10,864
1,474	Alphabet, Inc. –
	Class C1	1,759,175

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND^

SCHEDULE OF INVESTMENTS at September 30, 2018 (Continued)

Shares		Value
COMMON STOCKS – 97.8% (Continued)

Information Technology – 26.6% (Continued)
6,120	Analog Devices, Inc.	$565,855
10,280	Apple, Inc.	2,320,607
10,150	Applied Materials, Inc.	392,297
3,545	Cognizant Technology
	Solutions – Class A	273,497
4,215	Facebook, Inc. –
	Class A1	693,199
16,970	Microsoft Corp.	1,940,859
7,360	Oracle Corp.	379,482
1,695	Universal Display Corp.	199,840
7,155	Visa, Inc. – Class A	1,073,894
		9,609,569
Materials – 5.2%
6,230	Albemarle Corp.	621,629
3,515	AptarGroup, Inc.	378,706
3,060	Ecolab, Inc.	479,747
85	International Flavors
	& Fragrances, Inc.	11,825
3,575	PPG Industries, Inc.	390,140
		1,882,047
Real Estate – 2.3%
3,575	Crown Castle
	International
	Corp. – REIT	398,005
35	Simon Property
	Group, Inc. – REIT	6,186
13,390	Weyerhaeuser
	Co. – REIT	432,095
		836,286
Telecommunication Services – 2.5%
17,030	Verizon
	Communications, Inc.	909,232

Utilities – 2.0%
3,960	American Water
	Works Company, Inc.	348,361
8,120	Avangrid, Inc.	389,192
		737,553
TOTAL COMMON STOCKS
(Cost $24,345,393)		35,372,433

SHORT-TERM INVESTMENTS – 0.0%[2]

Money Market Funds – 0.0%[2]
549	First American
	Treasury Obligations
	Fund – Class X
	1.992%[3]	549
TOTAL SHORT-TERM INVESTMENTS
(Cost $549)		549

TOTAL INVESTMENTS – 97.8%
(Cost $24,345,942)		35,372,982
Other Assets in
Excess of Liabilities – 2.2%		807,928
NET ASSETS – 100.0%		$36,180,910

^	Prior to January 30, 2018, the Fund was named the Boston Common U.S. Equity Fund.

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Does not round to 0.1%.
[3]	Seven-day yield as of September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2018

	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $199,087,149
and $24,345,942, respectively)	$246,253,225	$35,372,982
Receivables:
Investment securities sold	—	1,113,883
Fund shares sold	4,291,916	624
Dividends and interest	872,052	30,676
Prepaid expenses	8,183	11,812
Total assets	251,425,376	36,529,977

LIABILITIES
Payables:
Fund shares redeemed	398,184	2,726
Investment securities purchased	40,388	—
Investment advisory fees, net	160,742	9,878
Administration & accounting fees	61,678	18,623
Audit fees	22,040	22,039
Custody fees	16,918	958
Transfer agent fees	10,624	5,670
Reports to shareholders	6,514	5,460
Miscellaneous expenses	4,812	1,478
Trustee fees	3,593	2,777
Registration fees	3,343	—
Chief Compliance Officer fees	2,458	2,458
Loans payable	—	277,000
Total liabilities	731,294	349,067
NET ASSETS	$250,694,082	$36,180,910

COMPONENTS OF NET ASSETS
Paid-in capital	$209,267,424	$23,857,873
Total distributable earnings	41,426,658	12,323,037
Net assets	$250,694,082	$36,180,910
Net assets value (unlimited shares authorized):
Net assets	$250,694,082	$36,180,910
Shares of beneficial interest issued and outstanding	8,216,734	800,754
Net asset value, offering and
redemption price per share	$30.51	$45.18

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2018

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $650,316 and $2,740, respectively)	$5,771,267	$577,290
Interest	59,908	8,624
Total investment income	5,831,175	585,914
Expenses:
Investment advisory fees	2,006,410	267,283
Administration & accounting fees	240,362	77,573
Custody fees	95,817	5,792
Transfer agent fees	35,661	21,925
Miscellaneous expenses	30,293	11,966
Professional fees	28,237	28,217
Registration fees	26,248	19,216
Printing and mailing expenses	17,716	7,542
Trustees fees	16,853	12,943
Chief Compliance Officer fees	9,860	9,862
Insurance expenses	3,180	2,493
Interest expenses	706	42
Total expenses	2,511,343	464,854
Less: fees waived	—	(108,475)
Net expenses	2,511,343	356,379
Net investment income	3,319,832	229,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	5,201,562	1,387,991
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(3,484,681)	2,253,716
Net realized and unrealized gain on
investments and foreign currency	1,716,881	3,641,707
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,036,713	$3,871,242

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,319,832	$2,528,338
Net realized gain (loss) on investments
and foreign currency	5,201,562	(622,311)
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(3,484,681)	30,361,345
Net increase in net assets
resulting from operations	5,036,713	32,267,372

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,711,755)	(2,942,050)[1]

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[2]	29,144,590	(5,432,720)
Total increase in net assets	31,469,548	23,892,602

NET ASSETS
Beginning of year	219,224,534	195,331,932
End of year	$250,694,082	$219,224,534

[1]	Includes net investment income distributions of $2,942,050.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	2,031,087	$62,575,673	1,978,804	$53,543,284
Shares issued to holders
in reinvestment
of distributions	72,348	2,205,870	87,167	2,130,364
Shares redeemed[3]	(1,159,820)	(35,636,953)	(2,270,733)	(61,106,368)
Net increase (decrease)	943,615	$29,144,590	(204,762)	$(5,432,720)
Beginning shares	7,273,119		7,477,881
Ending shares	8,216,734		7,273,119

[3]	Net of redemption fees of $15,058 and $1,311, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$229,535	$293,563
Net realized gain on investments
and foreign currency	1,387,991	717,380
Net change in unrealized appreciation/depreciation
of investments and foreign currency	2,253,716	3,316,098
Net increase in net assets
resulting from operations	3,871,242	4,327,041

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,070,297)	(496,893)[1]

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[2]	(414,192)	3,481,581
Total increase in net assets	2,386,753	7,311,729

NET ASSETS
Beginning of year	33,794,157	26,482,428
End of year	$36,180,910	$33,794,157

[1]	Includes net investment income distributions of $224,180 and net realized gain distributions of $272,713.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	106,611	$4,589,796	131,106	$5,090,731
Shares issued to holders
in reinvestment
of distributions	22,766	975,980	12,123	446,872
Shares redeemed[3]	(137,714)	(5,979,968)	(52,781)	(2,056,022)
Net increase (decrease)	(8,337)	$(414,192)	90,448	$3,481,581
Beginning shares	809,091		718,643
Ending shares	800,754		809,091

[3]	Net of redemption fees of $0 and $1,017, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$30.14	$26.12	$24.17	$27.86	$28.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.42	0.35	0.35	0.31	0.69
Net realized and
unrealized gain (loss)
on investment	0.31	4.07	1.88	(3.01)	(0.21)
Total from investment
operations	0.73	4.42	2.23	(2.70)	0.48

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.36)	(0.40)	(0.28)	(0.52)	(0.49)
Distributions from
net realized gain	—	—	—	(0.47)	(0.16)
Total distributions	(0.36)	(0.40)	(0.28)	(0.99)	(0.65)
Paid-in capital
from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$30.51	$30.14	$26.12	$24.17	$27.86
Total return	2.43%	17.26%	9.26%	(9.96)%	1.65%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$250,694	$219,225	$195,332	$179,484	$205,335
Ratios to average net assets:
Expenses before fees
waived/recouped	1.04%	1.13%	1.12%	1.12%	1.09%
Expenses after fees
waived/recouped	1.04%	1.13%	1.12%	1.12%	1.17%
Net investment
income before fees
waived/recouped	1.38%	1.28%	1.40%	1.14%	2.46%
Net investment
income after fees
waived/recouped	1.38%	1.28%	1.40%	1.14%	2.38%
Portfolio turnover rate	26%	33%	32%	31%	24%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$41.77	$36.85	$32.21	$33.88	$30.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.28	0.38	0.29	0.28	0.34
Net realized and
unrealized gain (loss)
on investments	4.47	5.23	4.65	(1.18)	4.62
Total from operations	4.75	5.61	4.94	(0.90)	4.96

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.37)	(0.31)	(0.29)	(0.27)	(0.23)
Distributions from
net realized gain	(0.97)	(0.38)	(0.01)	(0.50)	(0.98)
Total distributions	(1.34)	(0.69)	(0.30)	(0.77)	(1.21)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	—	—
Net asset value,
end of year	$45.18	$38.76	$36.85	$32.21	$33.88
Total return	11.50%	21.73%	15.41%	(2.81)%	16.73%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$36,181	$33,794	$26,482	$26,748	$23,008
Ratios to average net assets:
Expenses before
fees waived	1.30%	1.38%	1.35%	1.39%	1.65%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment
income (loss) before
fees waived	0.34%	0.61%	0.49%	0.42%	0.39%
Net investment income
after fees waived	0.64%	0.99%	0.84%	0.81%	1.04%
Portfolio turnover rate	27%	22%	29%	26%	21%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018

NOTE 1 – ORGANIZATION

The International Fund (formerly the Boston Common International Fund) and the U.S. Equity Fund (formerly the Boston Common U.S. Equity Fund) (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality, sustainable and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer
Discretionary	$—	$17,018,074	$—	$17,018,074
Consumer Staples	6,294,926	15,506,664	—	21,801,590
Energy	3,678,972	6,344,536	—	10,023,508
Financials	24,635	47,822,275	—	47,846,910
Health Care	17,464,678	14,958,380	—	32,423,058
Industrials	696,454	35,071,868	—	35,768,322
Information
Technology	15,092,558	15,842,692	—	30,935,250
Materials	2,573,579	19,277,496	—	21,851,075
Real Estate	—	5,979,612	—	5,979,612
Telecommunication
Services	—	9,901,915	—	9,901,915
Utilities	—	3,792,621	—	3,792,621
Total Common Stocks	45,825,802	191,516,133	—	237,341,935
Preferred Stocks	—	3,589,628	—	3,589,628
Short-Term
Investments	5,321,662	—	—	5,321,662
Total Investments
in Securities	$51,147,464	$195,105,761	$—	$246,253,225

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$35,372,433	$—	$—	$35,372,433
Short-Term
Investments	549	—	—	549
Total Investments
in Securities	$35,372,982	$—	$—	$35,372,982

The Funds had no transfers into or out of Levels 1, 2 or 3 at September 30, 2018.

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The U.S. Equity Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the U.S. Equity Fund’s exposure to certain selected securities. The U.S. Equity Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the U.S. Equity Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the U.S. Equity Fund’s participation in a market advance. During the six months ended September 30, 2018, the U.S. Equity Fund did not invest in options.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

The Funds report net realized foreign exchange gains or losses that  arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2018, the Funds had no post-October losses or late year losses. At September 30, 2018, the International Fund had total capital loss carryforwards of $6,604,118, which consisted of short-term capital loss carryforwards of $4,494,918 and long-term capital loss carryforwards of $2,109,200. At September 30, 2018, the U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2018, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2018, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees  are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the following adjustments were made:

	Paid-in	Distributable
	Capital	Earnings
International Fund	$—	$—
U.S. Equity Fund	143,166	(143,166)

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the year ended September 30, 2018.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board of Trustees of the Trust to serve as an Independent Trustee for the Trust. See the Trustee and Executive Officer Table for additional information.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. Prior to February 1, 2018, the monthly advisory fee was 0.90% of the

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

International Fund’s average daily net assets. For the year ended September 30, 2018, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees, on behalf of the Funds, upon sixty days written notice. Upon Board approval, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses prior to the end of the three years after payment, if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At September 30, 2018, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $325,373. The Advisor may recapture a portion of the above amount no later than the dates stated below:

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2019	$104,554
September 30, 2020	112,344
September 30, 2021	108,475

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. The amount of fees and expenses waived and reimbursed by the Advisor during the year ended September 30, 2018 are disclosed in the Statements of Operations.  Any amount due from the Advisor is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2018, are disclosed in the Statements of Operations.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2018, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$84,615,958	$60,281,918
U.S. Equity Fund	9,355,719	10,455,843

For the year ended September 30, 2018, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2018 and the year ended September 30, 2017 were as follows:

	2018	2017
International Fund
Ordinary Income	$2,711,755	$2,942,050
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary Income	$293,945	$445,155
Long-term capital gain	776,352	51,738

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2018 were as follows1:

International Fund

Cost of investments	$201,296,376
Gross tax unrealized appreciation	57,249,910
Gross tax unrealized depreciation	(12,295,679)
Net tax unrealized appreciation	44,954,231
Undistributed ordinary income	3,076,545
Undistributed long-term capital gain	—
Total distributable earnings	3,076,545
Other accumulated losses	(6,604,118)
Total accumulated gains	$41,426,658

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Continued)

U.S. Equity Fund

Cost of investments	$24,406,038
Gross tax unrealized appreciation	11,541,162
Gross tax unrealized depreciation	(574,218)
Gross tax unrealized appreciation	10,966,944
Undistributed ordinary income	153,237
Undistributed long-term capital gain	1,202,996
Total distributable earnings	1,356,233
Other accumulated losses	(140)
Total accumulated gains	$12,323,037

[1]	The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on PFIC securities.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant  to separate Loan and Security Agreements for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2018, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	843,000	277,000
Average daily loan outstanding	785,500	155,000
Loan outstanding as of
September 30, 2018	—	277,000
Average interest rate	5.00%	5.00%

Interest expenses for the year ended September 30, 2018 are disclosed in the Statements of Operations, if applicable.

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boston Common ESG Impact International Fund (formerly Boston Common International Fund) and Boston Common ESG Impact U.S. Equity Fund  (formerly Boston Common U.S. Equity Fund) (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2018

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2018 (Unaudited)

As a shareholder of the International Fund and U.S. Equity Fund (the “Funds”, or  individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/18 – 9/30/18).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds  in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2018 (Unaudited) (Continued)

compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18[1]
Actual	$1,000.00	$ 990.30	$5.14
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.90	$5.22

[1]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 1.03% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18[2]
Actual	$1,000.00	$1,086.10	$5.23
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

[2]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account  value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust[1]

Kathleen T. Barr	Trustee	Indefinite	Former owner	2	Independent
(born 1955)		Term;	of a registered		Trustee for the
c/o U.S. Bancorp		Since	investment adviser,		William Blair
Fund Services, LLC		November	Productive Capital		Funds (2013
2020 E. Financial Way		2018.	Management, Inc.;		to present)
Suite 100			formerly, Chief		(21 series);
Glendora, CA 91741			Administrative Officer,		Independent
			Senior Vice President		Trustee for the
			and Senior Managing		AmericaFirst
			Director of Allegiant		Quantitative
			Asset Management		Funds (2012
			Company (merged		to 2016).
with PNC Capital
Advisors, LLC
in 2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds
c/o U.S. Bank Global	Trustee	Since	Inc. (business		(23 series),
Fund Services		May1991.	consulting); formerly,		PNC Advantage
2020 E. Financial Way			Executive Vice		Funds
Suite 100			President and		(1 series).
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May 1991.	Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Interested
(born 1973)		Term;	Officer, Tidal		Trustee,
c/o U.S. Bank Global		Since	ETF Services Co.		Direxion Funds
Fund Services		September	(2018 to present);		(22 series),
2020 E. Financial Way		2011.	formerly, Chief		Direxion Shares
Suite 100			Operating Officer,		ETF Trust
Glendora, CA 91741			Direxion Funds		(112 series) and
			(2013 to 2018);		Direxion
			formerly, Senior		Insurance Trust
			Vice President and		(2013 to 2018).
Chief Financial
Officer (and other
positions), U.S.
Bancorp Fund
Services, LLC
(1997 to 2013).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data Services,
Fund Services		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bank Global		Since	Executive Vice		Funds
Fund Services		May 1991.	President, Investment		(61 series);
2020 E. Financial Way			Company Administration,		Advisory Board
Suite 100			LLC (mutual fund		Member,
Glendora, CA 91741			administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Legal Compliance
Fund Services		March	Officer, U.S.
2020 E. Financial Way		2013.	Bank Global Fund
Suite 100	Secretary	Indefinite	Services since
Glendora, CA 91741		Term;	July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global
Fund Services		August	Fund Services
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global
Fund Services		August	Fund Services
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance Officer,
Fund Services		July 2011.	U.S. Bank Global
615 East Michigan St.	Anti-	Indefinite	Fund Services since
Milwaukee, WI 53202	Money	Term;	August 2004.
	Laundering	Since
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND
BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

At a meeting held on August 21, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term.  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board considered that Boston Common was a socially responsible manager and that it invested in issuers that met its specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Advisor’s ESG criteria and also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Boston Common ESG Impact International Fund, the Board noted that the Fund outperformed its peer group median for the one-year period, and underperformed its peer group median for the three-year and five-year periods.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board also considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had outperformed its benchmark for the one-year period, and underperformed its benchmark for the three-year and five-year periods.  The Trustees further considered that the Fun had underperformed the Advisor’s international composite for the one-year, three-year and five-year periods ended March 31, 2018, and the reasons given by the Advisor for that underperformance.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board also considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark, noting that the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

underperformed the Advisor’s tax-exempt core composite for the one-year, three-year and five-year periods ended March 31, 2018, and the reasons given by the Advisor for that underperformance.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund differed from the fees charged by the Advisor to its similarly managed separate account clients due to a number of factors.

For the Boston Common ESG Impact International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”) and noted that the Fund was currently operating below these levels.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board determined to continue to monitor the Fund and its fees and performance during the upcoming year.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and lower than the peer group average, and the net expense ratio was lower than the peer group median and average. The Board also noted that the Advisor had lowered the Fund’s advisory fee as of February 1, 2018 from 0.90% to 0.80%. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also considered that, with respect to the Boston Common International Fund, the annual expense ratio has declined to a level below the Expense Cap.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement, was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2018, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Tax Withheld
Austria	$9,909	$—
Australia	222,020	—
Belgium	65,096	9,764
Switzerland	500,480	57,887
Chile	130,514	32,583
Germany	616,403	50,148
Denmark	236,225	35,434
Spain	213,997	32,100
Finland	261,413	39,212
France	475,986	—
Great Britain (UK)	474,437	—
Hong Kong	205,546	—
Indonesia	122,201	18,330
Jersey	480,604	—
Japan	927,281	92,762
Korea (South)	34,813	5,744
Netherlands	634,298	95,145
Norway	67,817	10,173
Sweden	434,218	65,133
Singapore	170,995	—
Taiwan	124,704	26,188
United States	29,642	—
South Africa	6,037	905
	$6,444,636	$571,508

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2018, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Austria	$0.0000	$0.0012
Australia	0.0000	0.0270
Belgium	0.0012	0.0079
Switzerland	0.0070	0.0609
Chile	0.0040	0.0159
Germany	0.0061	0.0750
Denmark	0.0043	0.0287
Spain	0.0039	0.0260
Finland	0.0048	0.0318
France	0.0000	0.0579
Great Britain (UK)	0.0000	0.0577
Hong Kong	0.0000	0.0250
Indonesia	0.0022	0.0149
Jersey	0.0000	0.0585
Japan	0.0113	0.1129
Korea (South)	0.0007	0.0042
Netherlands	0.0116	0.0772
Norway	0.0012	0.0083
Sweden	0.0079	0.0528
Singapore	0.0000	0.0208
Taiwan	0.0032	0.0152
United States	0.0000	0.0036
South Africa	0.0001	0.0007

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

International Fund	100.00%
U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

International Fund	0.00%
U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

International Fund	0.00%
U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

 • Information we receive about you on applications or other forms;

 • Information you give us orally; and

 • Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact International Fund

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2018	9/30/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

Boston Common ESG Impact International Fund

	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 7, 2018

* Print the name and title of each signing officer under his or her signature.